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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 1998

                     BALLY TOTAL FITNESS HOLDING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        0-27478                36-3228107
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
of Incorporation)                                            Identification No.)

               8700 West Bryn Mawr Avenue, Chicago, Illinois       60631
                (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code: (773) 380-3000



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ITEM 5.  OTHER EVENTS.
         -------------

         On April 28, 1998, Bally Total Fitness Holding Corporation announced results for the quarter ended March 31, 1998. A copy of the press release relating to the results for the quarter is attached as Exhibit 99.1 hereto and is incorporated herein by reference. All adjustments have been recorded which are, in the opinion of management, necessary for a fair presentation of the information included in the press release. All such adjustments were of a normal recurring nature.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         c. Exhibits

            99.1 Press Release dated April 28, 1998


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BALLY TOTAL FITNESS HOLDING
                                        CORPORATION

                                                 (Registrant)

Dated: May 7, 1998                       /s/ Cary A. Gaan
                                        ------------------
                                        Cary A. Gaan
                                        Senior Vice President, General Counsel
                                        and Secretary

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